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                                                               Exhibit 10.17

                              [FORFAS LETTERHEAD]

3rd December 1997



Mr. Kevin McGrath
Isocor
Knockmaun House
42-47 Lower Mount Street
Dublin 2.



Dear Kevin,

                        KNOCKMAUN HOUSE LEASE EXTENSION

I am writing to you to confirm our consent to Isocor extending the lease for the Ground, First and Second Floors and part of the Fourth Floor as defined in their respective leases until 6th July 1999.

Yours sincerely,



/s/ LIAM SHERIDAN
----------------------------
Liam Sheridan
Facilities Department